Exhibit 10.1

AMENDMENT TO

BUSINESS LOAN AGREEMENT

($5,520,383.33 Term Loan)

Borrower:	HALL OF FAME RESORT & ENTERTAINMENT COMPANY 2626 Fulton Drive NW Canton, OH 44718	Lender:	STARK COUNTY PORT AUTHORITY 400 3rd Street SE, Suite 310 Canton, Ohio 44702

Effective Date of Business Loan Agreement: August 31, 2022

Effective Date of Amendment to Business Loan Agreement: May 20, 2024

THIS AMENDMENT TO BUSINESS LOAN AGREEMENT, dated as of May 20, 2024 (sometimes herein referred to as the “Amendment”), is made and executed between HALL OF FAME RESORT & ENTERTAINMENT COMPANY, a Delaware corporation (“Borrower”), and the STARK COUNTY PORT AUTHORITY (“Lender”) in order to amend and partially restate the Business Loan Agreement, dated August 31, 2022 (referred to as the “Business Loan Agreement” and, together with this Amendment, as the same may be further amended or supplemented, the “Loan Agreement”).

RECITALS:

WHEREAS, Lender established a revolving loan fund program (the “Revolving Loan Fund”), under which amounts deposited, together with principal of and interest on loans made and repaid from time to time, may be loaned by Lender to eligible persons; and

WHEREAS, in order to fund the Revolving Loan Fund, Lender entered into that certain Funding Agreement with the Board of County Commissioners of Stark County, Ohio (the “Board”), and established a special fund (the “RLF Fund”) for the deposit of funds appropriated and provided by Lender and funds appropriated and provided by the Board all in order to make loans to eligible persons from the RLF Fund; and

WHEREAS, Borrower made a loan application with Lender requesting an unsecured loan (“Original Term Loan”) in the amount of $5,000,000 for purposes of the financing of or reimbursing Borrower for amounts advanced for infrastructure improvements necessary for and related to the development of Phase II of the Hall of Fame Village complex (“Phase II”)on those parcels of real property described in Exhibit A to the Business Loan Agreement (“Phase II Parcels”) and submitted for review by Lender due diligence materials and documentation supporting its request for the HOFRECO Loan, all of which will create or preserve jobs and employment opportunities within the territorial jurisdiction of the Board and the Lender; and

WHEREAS, Borrower has represented to Lender that the final costs of the infrastructure improvements necessary for and related to the development of the Phase II Parcels, as completed in and prior to 2023 (“Infrastructure Improvements”) include those costs set forth in Application and Certificate for Payment No. 19 for the period ending March 6, 2023 and relating to the Turner/AECOM Hunt (a Joint Venture) contract for a portion of the Infrastructure Improvements, a copy of which is on file with Lender and Borrower (“Final Turner- Hunt PayApp”), and Lender and Borrower have now determined that it is necessary and desirable to allocate the proceeds of the Original Term Loan to specific costs of the Infrastructure Improvements not otherwise financed or to be financed by Lender; and

WHEREAS, pursuant to Resolution 2022-13 adopted on August 15, 2022 by the Legislative Authority of Lender, Lender made the HOFRECO Loan to Borrower which is evidenced by the Business Loan Agreement as well as that certain promissory note dated as of August 31, 2022 (“Original Term Loan Note”) and other Loan Documents; and

WHEREAS, Borrower has requested a new or additional loan from the RLF Fund and, in connection therewith, certain amendments to the terms of the Original Term Loan, including but not limited to, an extension of the term thereof, certain revisions to the payment obligations relating to interest thereon, and an additional loan of $520,383.33 (“Additional Term Loan” and, together with the Original Term Loan, the “HOFRECO Loan” or “Term Loan”) to pay or reimburse additional costs of the Infrastructure Improvements; and

WHEREAS, costs of the Infrastructure Improvements include not less than $6,204,597.52 of direct costs, plus an allocable portion of other related contract costs related to “Site Electrical-Teledata Ductbanks” on the Phase II Parcels, as shown in the Final Turner-Hunt Pay/App, no portion of which has otherwise been financed by Lender, and Lender and Borrower have determined to allocate 100% of the proceeds of the HOFRECO Loan to pay or reimburse costs of the Site Electrical-Teledata Ductbanks included in the Infrastructure Improvements (the “Project”); and

WHEREAS, Lender has agreed to extend the Additional Term Loan to the Borrower and to amend the terms of the Original Term Loan to the extent set forth herein and Borrower has agreed to the terms and conditions set forth herein and in that certain promissory note executed by Borrower in favor of Lender of even date herewith (“the “Note” or Term Loan Note”), as provided for in this Amendment; and, in consideration of the execution and delivery of this Amendment and the Term Loan Note, Lender has agreed to cancel the Original Term Loan Note and deliver the same to Borrower.

AGREEMENT:

NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lender and Borrower agree as follows:

1.	INCORPORATION OF RECITALS. The foregoing recitals shall be deemed incorporated into this Amendment as if fully rewritten herein.

2.	NO NOVATION. Borrower understands and agrees that: (A) in granting, renewing, or extending any loan, Lender is relying upon the representations, warranties, and agreements as set forth in this Amendment and in the Business Loan Agreement, and the Loan Documents; (B) the granting, renewing, or extending of the HOFRECO Loan, or any loan, by Lender at all times shall be subject to Lender’s sole judgment and discretion; and (C) the HOFRECO Loan shall be and remain subject to the terms and conditions of this Amendment and the Business Loan Agreement. All terms not otherwise defined in this Amendment will have the meaning set forth in the Business Loan Agreement. In the event of a term being defined herein that conflicts with a term defined in the Business Loan Agreement, the term as defined herein shall control. The parties intend that the terms and conditions set forth in this Amendment will supersede and replace those terms and conditions set forth in the Business Loan Agreement and the Loan Documents (in each case if and to the extent inconsistent with the terms and conditions set forth in this Amendment. All provisions in the Business Loan Agreement (including all amendments thereto) not superseded or modified by this Amendment shall remain in full force and effect.

3.	LOAN FACILITIES. The Loan Agreement shall apply to a term loan in the original principal amount of $5,520,383.33 (the “Term Loan”) as evidenced by the Term Loan Note.

4.	TERM OF TERM LOAN. In the absence of an Event of Default, the Term Loan shall mature and shall be due and payable in full on June 30, 2044 (the “Maturity Date”).

5.	REPAYMENT OBLIGATIONS. The following repayment obligations shall apply to the Term Loan:

(A)	TERM LOAN: Borrower will pay the entire outstanding principal balance to Lender on the Maturity Date. Commencing May 20, 2024 and continuing until May 20, 2026, interest shall be deemed capitalized interest and shall accrue and be compounded annually during such period as shown on the amortization schedule attached to the Term Loan Note and added to the principal amount of the Term Loan. If and to the extent required by law, each additional dollar of principal of the Term Loan is hereby deemed an additional advance to Borrower to reimburse additional costs of the Project. After the initial no payment period, commencing May 20, 2026, Borrower shall pay regular quarterly payments of all accrued unpaid interest due as of each payment date in the amounts as set forth on the amortization schedule attached to the Term Loan Note, beginning June 30, 2026 through June 30, 2031, with all subsequent interest payments to be due on the last day of each March, June, September and December of each year thereafter. Commencing on June 30, 2031 and through the remainder of the term, being June 30, 2044, quarterly payments of principal and accrued interest shall be made in the amounts set forth on the amortization schedule attached to the Term Loan Note with each payment to be due on the last day of each March, June, September and December of each year. Borrower’s final payment is due on the Maturity Date, which payment will be for all principal and all accrued interest not yet paid and all other amounts that may be due and owing to Lender under the Business Loan Agreement, this Note and the Loan Documents.

6.	LOAN FACILITIES. Borrower agrees that this Amendment is executed in order to reflect the terms, covenants, conditions, and obligations in connection with the Term Loan Note, together with all renewals of, extensions of, modifications of, refinancings of, replacements of, consolidations of, and substitutions for such Term Loan Note.

7.	The following provision shall be added as an Event of Default under the section of the Business Loan Agreement entitled “DEFAULT”:

SUBSTANTIAL CHANGE IN OWNERSHIP. In the event of a substantial change in ownership of Borrower, Lender may, at Lender’s option, declare immediately due and payable all sums owed by Borrower to Lender pursuant to this Business Loan Agreement, Term Loan Note and other Loan Documents. A “substantial change in ownership” shall be defined as: (a) any change in ownership of more than 50% of the outstanding stock of the Borrower, (b) a new owner of more than 50% of the outstanding stock of Borrower, or (c) a merger, consolidation, or other reorganization of Borrower resulting in a change of more than 50% of the outstanding ownership and control of Borrower.

8.	The following provision shall replace in its entirety the current section of the Business Loan Agreement entitled “Completion Default”:

COMPLETION DEFAULT. Borrower fails to complete all required infrastructure improvements necessary for Phase II on or before December 31, 2025.

9.	The following provision shall be added to the Business Loan Agreement:

COSTS AND EXPENSES. The Borrower affirms and acknowledges that it shall reimburse Lender for all of Lender’s costs and expenses in connection with the negotiation and documentation of this Amendment including, without limitation, legal fees and expenses of counsel, including general and special counsel) to Lender in connection with this Amendment.

10.	TERM OF AMENDMENT. This Amendment shall be effective as of May 20, 2024, and shall continue in full force and effect until such time as the Term Loan Note has been paid in full, including principal, interest, costs, expenses, attorneys’ fees, and other fees and charges, or until such time as the parties may agree in writing to terminate this Amendment. Unless an Event of Default has occurred prior thereto, all principal, accrued interest, and other amounts due and owing in connection with the Term Loan Note are due and payable on June 30, 2044 (the “Term”).

11.	CONDITIONS TO LOAN. The consummation of the Loan contemplated by this Amendment shall be contingent upon: (a) receipt of written approval from the Stark County Commissioners as evidenced by a duly adopted resolution; (b) execution of the Term Loan Note, this Amendment and all other documents as Lender may reasonably require, all in form and substance satisfactory to Lender and Lender’s counsel; (c) documentation, satisfactory to Lender, affirming and certifying the items contained in the Borrower Secretary’s Certificate as previously provided by Borrower; and (d) acceptable certification to Lender of Project costs.

12.	REPRESENTATIONS AND WARRANTIES. By executing this Amendment, Borrower hereby reaffirms that (a) (i) all representations and warranties set forth in the Business Loan Agreement remain true, accurate, and complete as the date of this Amendment and will remain true, accurate, and complete as of the date of each advance of loan proceeds, as of the date of any renewal, extension, amendment, or modification of any Loan, and at all times any Indebtedness exists; (ii) all representations and warranties set forth in the Business Loan Agreement are ratified and confirmed without condition as if made anew, (iii) all representations and warranties set forth in the Business Loan Agreement are incorporated into this Amendment by reference, and (iv) Borrower has obtained and provided Lender with all consents necessary for executing and delivering this Amendment and the Term Loan Note, (b) no Event of Default or event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, exists under any Loan Document which will not be cured by the execution and effectiveness of this Amendment, (c) no consent, approval, order or authorization of, or registration or filing with, any third party is required in connection with the execution, delivery and carrying out of this Amendment or, if required, has been obtained, and (d) this Amendment has been duly authorized, executed and delivered so that it constitutes the legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms. The Borrower confirms that the Original Term Loan remains outstanding without defense, set off, counterclaim, discount or charge of any kind as of the date of this Amendment.

CONFESSION OF JUDGMENT. Borrower hereby irrevocably authorizes and empowers any attorney-at-law, including an attorney hired by Lender, to appear in any court of record and to confess judgment against Borrower for the unpaid amount due and owing in connection with the Loan Agreement, the Note, and/or other Loan Documents, as evidenced by an affidavit signed by an officer of Lender setting forth the amount then due, attorneys’ fees plus costs of suit, and to release all errors, and waive all rights of appeal. If a copy of this Amendment, the Note, or other Loan Document, as may be applicable, verified by an affidavit, shall have been filed in the proceeding, it will not be necessary to file the original as a warrant of attorney. Borrower hereby waives the right to any injunction which would prevent Lender from taking judgment under the Loan Agreement, the Note and/or other Loan Documents by confession, and any stay of execution and the benefit of all exemption laws now or hereafter in effect. No single exercise of the foregoing warrant and power to confess judgment will be deemed to exhaust the power, whether or not any such exercise shall be held by any court to be invalid, voidable, or void; but the power will continue undiminished and may be exercised from time to time as Lender may elect until all amounts owing on the Loan Agreement, the Note and/or other Loan Documents have been paid in full. Borrower waives any conflict of interest that an attorney hired by Lender may have in acting on behalf of Borrower in confessing judgment against Borrower while such attorney is retained by Lender. Borrower expressly consents to such attorney acting for Borrower in confessing judgment.

BORROWER ACKNOWLEDGES THAT IS HAS CAREFULLY READ ALL THE PROVISIONS OF THIS AMENDMENT TO BUSINESS LOAN AGREEMENT AND BORROWER AGREES TO ITS TERMS. THIS AMENDMENT TO BUSINESS LOAN AGREEMENT IS ENTERED INTO AND DATED AS OF THE EFFECTIVE DATE FIRST ABOVE STATED. EXCEPT AS SUPERSEDED, AMENDED OR OTHERWISE MODIFIED HEREBY, THE TERMS AND PROVISIONS OF THE LOAN DOCUMENTS REMAIN UNCHANGED, ARE AND SHALL REMAIN IN FULL FORCE AND EFFECT UNLESS AND UNTIL MODIFIED OR AMENDED IN WRITING IN ACCORDANCE WITH THEIR TERMS, AND ARE HEREBY RATIFIED AND CONFIRMED. EXCEPT AS EXPRESSLY PROVIDED HEREIN, THIS AMENDMENT SHALL NOT CONSTITUTE AN AMENDMENT, WAIVER, CONSENT OR RELEASE WITH RESPECT TO ANY PROVISION OF ANY LOAN DOCUMENT, A WAIVER OF ANY DEFAULT OR EVENT OF DEFAULT UNDER ANY LOAN DOCUMENT, OR A WAIVER OR RELEASE OF ANY OF LENDER’S RIGHTS AND REMEDIES (ALL OF WHICH ARE HEREBY RESERVED).

BORROWER EXPRESSLY RATIFIES AND CONFIRMS THE CONFESSION OF JUDGMENT AND WAIVER OF JURY TRIAL OR ARBITRATION PROVISIONS CONTAINED IN THE BUSINESS LOAN AGREEMENT AND OTHER LOAN DOCUMENTS, ALL OF WHICH ARE INCORPORATED HEREIN BY REFERENCE.

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WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

BORROWER:

Hall of Fame Resort & Entertainment Company

/s/ Michael Crawford
By:	Michael Crawford, its President & CEO Accepted at Canton, Ohio:

LENDER:
Stark County Port Authority

/s/ Chris Remark
By:	Chris Remark, its Board Member and

/s/ Ray Hexamer
By:	Ray Hexamer, its Secretary

CERTIFICATE

The undersigned officers of the Stark County Port Authority (the “Lender” in the above Amendment), hereby certify that the money, if any, required to meet the obligations of Lender during the year 2024 under the foregoing Agreement have been lawfully appropriated by the Board of Directors of Lender for such purposes and are in the treasury of Lender or in the process of collection to the credit of an appropriate fund, free from any previous encumbrances. This Certificate is given in compliance with Sections 5705.41 and 5705.44, Ohio Revised Code.

/s/ Ray Hexamer
Ray Hexamer, Secretary
Stark County Port Authority

/s/ Roger Mann
Roger Mann, Treasurer
Stark County Port Authority

Date: May 20, 2024